EXHIBIT 10.13


                                SECOND AMENDMENT
                                     TO THE
                               ESSEX BANCORP, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         THIS SECOND AMENDMENT TO THE ESSEX BANCORP, INC. EMPLOYEE STOCK PURCHASE PLAN is made as of the 1st day of October, 1998.


                                   WITNESSETH:


         WHEREAS, Essex Bancorp, Inc. (the "Corporation") maintains the Essex Bancorp, Inc. Employee Stock Purchase Plan (the "Plan"); and

         WHEREAS, it is necessary and desirable to amend the Plan to suspend purchases of the Corporation's shares under the Plan.

         NOW, THEREFORE, the Plan is hereby amended effective October 1, 1998 to add new Section 27 to read in its entirety as follows:

                           27.    Suspension of Plan Participation and Benefits.

                                    Any   provision   herein  to  the   contrary
                  notwithstanding: (a) no eligible employee may commence participation in the Plan on or after October 1, 1998; (b) any payroll deduction elections previously made by the Plan participants shall automatically be terminated and no further contributions shall be permitted under the Plan; (c) any amounts withheld from employee pay between October 1, 1998 and December 31, 1998 to purchase stock shall be returned to the Plan participants from whom such amounts were withheld; and
                  (d) no shares of Common Stock of the Corporation shall be purchased or issued pursuant to the Plan on or after December 30, 1998.



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         IN TESTIMONY WHEREOF,  the Corporation has caused this Second Amendment to be executed by its duly authorized officers this 25th day of January, 1999.

                                         ESSEX BANCORP, INC.



                                         By:  /s/Gene D. Ross
                                            --------------------------
                                                  Its:  President